CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (“Registration Statement”) of our reports dated April 8, 2019, relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 7, 2019, relating to the financial statements of Pruco Life Insurance Company of New Jersey, which appears in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
December 19, 2019

Appendix A

Prudential Government Money Market Portfolio	AST Wellington Management Hedged Equity Portfolio	AST BlackRock Global Strategies Portfolio
Prudential Diversified Bond Portfolio	AST Capital Growth Asset Allocation Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
Prudential Equity Portfolio (Class I)	AST Academic Strategies Asset Allocation Portfolio	AST Prudential Core Bond Portfolio
Prudential Value Portfolio (Class I)	AST Balanced Asset Allocation Portfolio	AST Bond Portfolio 2023
Prudential High Yield Bond Portfolio	AST Preservation Asset Allocation Portfolio	AST New Discovery Asset Allocation Portfolio
Prudential Stock Index Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Western Asset Emerging Markets Debt Portfolio
Prudential Global Portfolio	AST Prudential Growth Allocation Portfolio	AST MFS Large-Cap Value Portfolio
Prudential Jennison Portfolio (Class I)	AST Advanced Strategies Portfolio	AST Bond Portfolio 2024
Prudential Small Capitalization Stock Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST AQR Emerging Markets Equity Portfolio
T. Rowe Price International Stock Portfolio	AST Government Money Market Portfolio	AST ClearBridge Dividend Growth Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income Class)	AST Small-Cap Growth Portfolio	AST Multi-Sector Fixed Income Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST BlackRock/Loomis Sayles Bond Portfolio	AST AQR Large-Cap Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST International Value Portfolio	AST QMA Large-Cap Portfolio
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	AST International Growth Portfolio	AST Bond Portfolio 2025
MFS® Research Series (Initial Class)	AST Investment Grade Bond Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
MFS® Growth Series (Initial Class)	AST Western Asset Core Plus Bond Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
American Century VP Value Fund (Class I)	AST Bond Portfolio 2018	AST T. Rowe Price Diversified Real Growth Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST Bond Portfolio 2019	AST Prudential Flexible Multi-Strategy Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST Global Real Estate Portfolio	AST BlackRock Multi-Asset Income Portfolio
Davis Value Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST Goldman Sachs Small-Cap Value Portfolio	AST Managed Equity Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST RCM World Trends Portfolio	AST Managed Fixed Income Portfolio
Janus Henderson VIT Research Portfolio (Service Shares)	AST J.P. Morgan Global Thematic Portfolio	AST FQ Absolute Return Currency Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	AST Goldman Sachs Multi-Asset Portfolio	AST Jennison Global Infrastructure Portfolio
Prudential SP International Growth Portfolio (Class I)	ProFund VP Consumer Services	AST PIMCO Dynamic Bond Portfolio
AST Goldman Sachs Large-Cap Value Portfolio	ProFund VP Consumer Goods	AST Legg Mason Diversified Growth Portfolio
AST Cohen & Steers Realty Portfolio	ProFund VP Financials	AST Bond Portfolio 2026
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Health Care	AST AB Global Bond Portfolio
AST T. Rowe Price Large-Cap Value Portfolio	ProFund VP Industrials	AST Goldman Sachs Global Income Portfolio
AST High Yield Portfolio	ProFund VP Mid-Cap Growth	AST Morgan Stanley Multi-Asset Portfolio
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Mid-Cap Value	AST Wellington Management Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio	ProFund VP Real Estate	AST Neuberger Berman Long/Short Portfolio
AST Small-Cap Value Portfolio	ProFund VP Small-Cap Growth	AST Wellington Management Real Total Return Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	ProFund VP Small-Cap Value	AST QMA International Core Equity Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Telecommunications	AST Managed Alternatives Portfolio
AST Lord Abbett Core Fixed Income Portfolio	ProFund VP Utilities	AST Emerging Managers Diversified Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP Large-Cap Growth	AST Columbia Adaptive Risk Allocation Portfolio
AST MFS Growth Portfolio	ProFund VP Large-Cap Value	Blackrock Global Allocation V.I. Fund (Class III)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Bond Portfolio 2020	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
AST BlackRock Low Duration Bond Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2027
AST QMA US Equity Alpha Portfolio	AST Bond Portfolio 2017	NVIT Emerging Markets Fund (Class D)
AST T. Rowe Price Natural Resources Portfolio	AST Bond Portfolio 2021	AST Bond Portfolio 2028
AST T. Rowe Price Asset Allocation Portfolio	Wells Fargo VT International Equity Fund (Class 1)	AST Bond Portfolio 2029
AST MFS Global Equity Portfolio	Wells Fargo VT Omega Growth Fund (Class 1)	AST American Funds Growth Allocation Portfolio
AST J.P. Morgan International Equity Portfolio	AST Bond Portfolio 2022
AST Templeton Global Bond Portfolio	AST Quantitative Modeling Portfolio